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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  APRIL 26, 2002
                                                  ------------------------------




                           RETURN ASSURED INCORPORATED
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             (Exact name of registrant as specified in its charter)



              DELAWARE                                     13-3896069
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    (State or other jurisdiction                          (IRS Employer
  of incorporation or organization)                    Identification No.)



       1901 AVENUE OF THE STARS, SUITE 1710, LOS ANGELES, CALIFORNIA    90067
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  (Address of principal executive offices)                           (Zip Code)



                                 (877) 807-4664
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              (Registrant's Telephone Number, Including Area Code)



     ----------------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 26, 2002 we acquired all of the issued and outstanding shares of common stock of EliteJet, Inc., a Nevada corporation, from Scott Walker, the sole shareholder of EliteJet, In., in exchange for 7,000,000 shares of our common stock. The terms of the acquisition were pursuant to an Acquisition Agreement dated April 26, 2002 by and among us, EliteJet, Inc. and Scott Walker.

         EliteJet, Inc. was incorporated in Nevada on November 16, 1999. It is engaged in the business of owning, managing, operating and chartering aircraft in connection with providing private and corporate aviation services to individuals and businesses.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired:

                  The financial statements to be filed with this report will be filed by amendment within 60 days of the date of this filing pursuant to the provisions of Item 7(a)(4) of Form 8-K.

         (c)      Exhibits:

                  10.1 Acquisition Agreement dated April 26, 2002 by and among Return Assured Incorporated, EliteJet, Inc. and Scott Walker.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RETURN ASSURED INCORPORATED


Date:  May 9, 2002         By:      /S/ MATTHEW SEBAL
                               ----------------------------------------
                               Matthew Sebal
                               President & Chairman





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                                  EXHIBIT INDEX

         10.1 Acquisition Agreement dated April 26, 2000 by and among Return Assured Corporation, EliteJet, Inc. and Scott Walker.

























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